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                                                                    EXHIBIT 23.4

The Board of Directors
Meta-Software, Inc.:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG Peat Marwick LLP

San Jose, California
September 6, 1996